UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2004


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



            1-14164                                    95-3518892
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    (Commission File Number)             (I.R.S. Employer Identification No.)



      712 FIFTH AVENUE
         NEW YORK, NY                                     10019
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(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

       [_]   Written communication pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

       [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

       [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

             On November 19, 2004, Hollinger International Inc. (the "Company") announced that 3815668 Canada Inc. (the "Issuer"), a subsidiary of CanWest Global Communications Corp., has completed the issuance of a new series of 8% Senior Subordinated Notes due 2012 in exchange for most of the outstanding 12 1/8% Senior Notes due 2010 issued by Hollinger Participation Trust. The Participation Trust sold debentures previously issued by the Issuer ("CanWest Debentures") to the Issuer in connection with the transaction. As part of the transaction, each of the Company and its affiliate, Hollinger Canadian Newspapers, Limited Partnership (the "Partnership"), sold CanWest Debentures to the Issuer for cash. With the successful completion of the transaction, the Participation Trust was liquidated and each of the Company and the Partnership received payments in respect of their residual interests in the Participation Trust.

In connection with the transaction, the Company received cash proceeds of approximately $49.1 million, and the Partnership received cash proceeds of approximately $84.5 million, for a total of $133.6 million. Of the cash proceeds received by the Company, $4.0 million was received in respect of the CanWest Debentures beneficially owned by the Company, and $45.1 million was received in respect of the Company's residual interest in the Participation Trust and was attributable to foreign currency exchange. The Company has an indirect interest in a corporation that holds an 87% stake in the Partnership.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HOLLINGER INTERNATIONAL INC.
                                                     (Registrant)



Date:    November 24, 2004                  By: /s/ James R. Van Horn
                                                ------------------------------
                                                Name:  James R. Van Horn
                                                Title: Vice President, General
                                                       Counsel and Secretary